Exhibit 10.4

                               INVESTMENT CONTRACT

         THIS AGREEMENT made as of the 1st day of  August 2003

BETWEEN:
                  Beijing Goldvision Technologies Ltd., a Chinese company, having an office at (hereinafter called "Goldvision")

                                                OF THE FIRST PART
AND:
                  Strategic Communications Partners, Inc., a US company having its office at 7931 South Broadway, Suite 130, Littleton, CO 80122 United States of America. (hereinafter called "SCP")

                                                OF THE SECOND PART

WHEREAS:

1. Goldvision is in the business of providing satellite communication, broadband Internet, content, wireless access and transport in Beijing, People's Republic of China ("China");

2. SCP is in the business of providing financial, technical and marketing services based in Denver, Colorado, United States of America ("USA"); and

3. Goldvision wishes to sell and SCP wishes to purchase certain percentage of the equity ownership of Goldvision.

         In accordance with the relevant Chinese laws and regulations, adhering to the principle of equality and mutual benefit and through friendly consultation, the parties agreed to reach the following agreement to extend the due dates of the Investment Contract signed December 18th through the date of the company's next scheduled board meeting on September 4-5, 2003.


THE CORPORATE SEAL of                       )
STRATEGIC COMMUNICATIONS                    )
PARTNERS, INC.                              )
was affixed in the presence of:             )

                                            )           c/s
--------------------------------------      )
Authorised Signatory                        )



THE CORPORATE SEAL of                       )
BEIJING GOLDVISION TECHNOLOGIES             )
LTD. was affixed in the presence of:        )
                                            )           c/s

                                            )
--------------------------------------      )
Authorised Signatory